UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 28, 2011 (February 23, 2011)

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	27-3321250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 369-0550

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (“Form 8-K”), “we,” “us,” “our” and the “Company” refers to Allis-Chalmers Energy Inc. (formerly known as Wellco Sub Company) and its consolidated subsidiaries.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 below regarding the Supplemental Indentures is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 23, 2011, Allis-Chalmers Energy Inc., a Delaware corporation (“Allis-Chalmers”), completed its merger (the “Merger”) with and into Wellco Sub Company (“Wellco”), a Delaware corporation and wholly owned subsidiary of Seawell Limited (“Seawell”), with Wellco continuing as the surviving entity under the name Allis-Chalmers Energy Inc.  The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of August 10, 2010, by and among Allis-Chalmers, Seawell and Wellco, as amended by the Amendment Agreement, dated as of October 10, 2010, by and among Allis-Chalmers, Seawell and Wellco (as so amended, the “Merger Agreement”).  Pursuant to the Merger, each outstanding share of common stock of Allis-Chalmers was converted into the right to receive either $4.25 cash or 1.15 fully paid and nonassessable Seawell common shares.  In connection with the Merger, as described below under Item 5.03, the name of the Company was changed from “Wellco Sub Company” to “Allis-Chalmers Energy Inc.”

The Merger will be accounted for under the purchase method of accounting.  Accordingly, Allis-Chalmers’ results of operations will be included in Seawell’s consolidated results of operations only for periods subsequent to the Merger.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 23, 2011, the Company entered into (i) a Third Supplemental Indenture (the “2006 Supplemental Indenture”), by and among the Company, the other Guarantor parties thereto and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to the Indenture dated as of January 18, 2006, as amended and supplemented to date, governing the Company’s 9.0% Senior Notes due 2014, and (ii) a Supplemental Indenture (the “2007 Supplemental Indenture, and together with the 2006 Supplemental Indenture, the “Supplemental Indentures”), by and among the Company, the other Guarantor parties thereto and the Trustee, to the Indenture dated as of January 27, 2007, governing the Company’s 8.5% Senior Notes due 2017. The purpose of the Supplemental Indentures is to add the Company as a permitted successor of Allis-Chalmers.

Copies of the 2006 Supplemental Indenture and the 2007 Supplemental Indenture are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein in their entirety.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below regarding the Certificate of Designations is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Effective as of the effective time of the Merger, on February 23, 2011, a change in control of Allis-Chalmers occurred, and Allis-Chalmers now is a wholly owned subsidiary of Seawell. The disclosure under Item 2.01 hereto is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

On February 23, 2011, in connection with the Merger, the Company adopted an amendment to its Certificate of Incorporation to change its name from “Wellco Sub Company” to “Allis-Chalmers Energy Inc.”  The Certificate of Merger amending the Company’s Certificate of Incorporation is filed as Exhibit 3.1 to this  Current Report on Form 8-K and is incorporated by reference herein.

Certificate of Designations

On February 23, 2011, in connection with the Merger, as approved by our predecessor’s board of directors and pursuant to the Merger Agreement, the Company’s predecessor adopted an amendment to its Certificate of Designations of 7.0% convertible preferred stock (the “Certificate of Designations”) to provide that if holders of  the Company’s predecessor’s common stock have the opportunity to elect a form of consideration to be received in the Merger, the holders of preferred stock shall have the same rights as the holders of common stock with respect to any such election. The Certificate of Amendment to the Certificate of Designations is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

On February 23, 2011, we issued a press release announcing the completion of the Merger.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The financial information described below reflects treatment of the Merger under the purchase method of accounting, as described more fully in the proxy statement on Form DEFM14/A filed by the Company on January 25, 2011 under the caption “Accounting Treatment.”

(a)           Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Allis-Chalmers as of December 31, 2009 and 2008 and the audited consolidated statements of operations and cash flows of Allis-Chalmers for the three years ended December 31, 2009 are incorporated by reference in this Form 8-K from Allis-Chalmers’ Annual Report on Form 10-K for the year ended December 31, 2009.

The unaudited condensed consolidated financial statements of Allis-Chalmers for the three- and nine-month periods ended September 30, 2010 and 2009 are incorporated by reference in this Form 8-K from Allis-Chalmers’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

(b)           Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) as of and for the year ended December 31, 2009 and the nine months ended September 30, 2010 were previously filed in the proxy statement on Form DEFM14/A filed by the Company on January 25, 2011 under the caption “Unaudited Pro Forma Condensed Combined Financial Statements.”

(d)           Exhibits

3.1	Certificate of Merger of Allis-Chalmers Energy Inc. with and into Wellco Sub Company, dated February 23, 2011.

3.2	Certificate of Amendment to Certificate of Designations of 7.0% Convertible Perpetual Preferred Stock of Allis-Chalmers Energy Inc., dated February 23, 2011.

10.1
Third Supplemental Indenture, dated February 23, 2011, by and among Allis-Chalmers Energy Inc. (formerly known as Wellco Sub Company), the other Guarantors parties thereto  and Wells Fargo Bank N.A., as Trustee, relating to the 9.0% Senior Notes due 2014.

10.2
Supplemental Indenture, dated February 23, 2011, by and among Allis-Chalmers Energy Inc. (formerly known as Wellco Sub Company), the other Guarantors parties thereto and Wells Fargo Bank N.A., as Trustee, relating to the  8.5% Senior Notes due 2017.

99.1	Press Release, dated February 23, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.
(Registrant)

Date: February 28, 2011	By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number     Exhibit Description

3.1	Certificate of Merger of Allis-Chalmers Energy Inc. with and into Wellco Sub Company, dated February 23, 2011.

3.2	Certificate of Amendment to Certificate of Designations of 7.0% Convertible Perpetual Preferred Stock of Allis-Chalmers Energy Inc., dated February 23, 2011.

10.1
Third Supplemental Indenture, dated February 23, 2011, by and among Allis-Chalmers Energy Inc. (formerly known as Wellco Sub Company), the other Guarantors parties thereto  and Wells Fargo Bank N.A., as Trustee, relating to the 9.0% Senior Notes due 2014.

10.2
Supplemental Indenture, dated February 23, 2011, by and among Allis-Chalmers Energy Inc. (formerly known as Wellco Sub Company), the other Guarantors parties thereto and Wells Fargo Bank N.A., as Trustee, relating to the  8.5% Senior Notes due 2017.

99.1	Press Release, dated February 23, 2011.